UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21403

Western Asset/Claymore Inflation-Linked Securities & Income Fund
(Exact name of registrant as specified in charter)

385 East Colorado Boulevard, Pasadena, CA			91101
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2012

ITEM 1.                                                     REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

June 30, 2012

Semi-Annual Report

Western Asset/Claymore Inflation-Linked Securities & Income Fund
(WIA)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset/Claymore Inflation-Linked Securities & Income Fund

Investment objectives

The Fund’s primary investment objective is to provide current income. Capital appreciation, when consistent with current income, is a secondary investment objective.

What’s inside

Letter to shareholders	II

Investment commentary	VI

Fund at a glance	1

Spread duration	2

Effective duration	3

Schedule of investments	4

Statement of assets and liabilities	9

Statement of operations	10

Statements of changes in net assets	11

Financial highlights	12

Notes to financial statements	13

Dividend reinvestment plan	30

Letter to shareholders

Dear Shareholder,

We thank you for your investment in Western Asset/Claymore Inflation-Linked Securities & Income Fund. As investment adviser for the Fund, we are pleased to submit the Fund’s semi-annual shareholder report for the six-month reporting period ended June 30, 2012.

For the six months ended June 30, 2012, the Fund returned 3.76% based on its net asset value (“NAV”)i and 4.13% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays U.S. Government Inflation-Linked 1-10 Year Indexii and the Barclays U.S. Government Inflation-Linked All Maturities Indexiii, returned 2.82% and 4.23%, respectively, for the same period. All Fund returns cited — whether based on NAV or market price — assume the reinvestment of all distributions. Past performance does not guarantee future results. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

The largest contributor to the Fund’s absolute performance during the reporting period was its large exposure to U.S. Treasury Inflation-Protected Securities (TIPS)iv. Tactically managing the Fund’s durationv and yield curvevi exposure was also beneficial for results. TIPS generated positive returns relative to nominal Treasuries as real yields generally rallied over the period, resulting in a widening of breakeven inflation. TIPS also benefited from higher than expected inflation data in the early part of 2012.

In response to investors’ need for inflation risk management, the U.S. Treasury began offering TIPS in January of 1997. As of March 31, 2012, the total market value of U.S TIPS was approximately $848 billion, and the average daily trading volume was approximately $10.64 billion in market value.

These securities, also referred to as inflation-indexed securities, were designed to protect investors and the future value of these fixed-income investments from the adverse effects of inflation. The non-seasonally adjusted Consumer Price Index for All Urban Consumers (CPI-U)vii is used to quantify the effects of inflation, and to adjust returns. The CPI-U is calculated on a monthly basis by the U.S. Bureau of Labor Statistics and is intended to serve as a measurement of changes in the cost of living. The CPI-U consists of components such as housing, food, transportation and energy.

Western Asset/Claymore Inflation-Linked Securities & Income Fund	III

The principal value of U.S. TIPS is adjusted upward or downward daily to reflect the effects of inflation (represented by the CPI-U), and a fixed-interest rate percentage is paid semiannually on the adjusted amount, thus delivering the investor both a real interest rate as well as a return equal to inflation. Upon maturity, if inflation has increased the value of the TIPS’ principal, the investor receives the higher value. However, if deflation has decreased the principal value, the investor still receives the original face amount of the security at maturity.

Based on the mechanics of TIPS, as described above, the yield of the Fund is expected to benefit, all else being equal, from a rise in inflation since the Fund must distribute to its shareholders each year an amount equal to all its income, including the amounts attributable to the net inflation adjustments. Currently the inflationary environment is benign, with the annual rate of change in CPI-U below 2% as of June 2012, but with monetary policy being expansionary, there is a risk that inflation could rise in the future.

From a tax perspective, investors investing directly in TIPS may have to pay income taxes on adjustments to the principal value of the TIPS, even though they may not receive the cash value of the adjustment in that tax year. However, a shareholder of the Fund receiving cash dividends will always receive cash sufficient to pay the tax attributable to such adjustments, although a portion of this may be a return of capital.

An exposure to investment grade corporate bonds, with an emphasis on issues of financial institutions, was additive for performance. This was particularly true in the first part of the reporting period as the spread sectors (non-Treasuries) did well and spreads on corporate bonds tightened substantially. Positions in U.S. dollar-denominated emerging market bonds and non-agency mortgage-backed securities also contributed to performance. On the downside, currency hedged positions in Australian, Canadian and UK inflation-linked bonds generally detracted from performance, as those markets underperformed comparable U.S. issues.

The Fund did not use explicit leverage during the reporting period.

The Fund utilized both U.S. Treasury futures and options-on-futures for U.S. Treasuries during the reporting period to tactically manage duration and yield curve exposure. The use of these instruments had a positive impact on the Fund’s performance over the six months ended June 30, 2012.

As of June 30, 2012, the Fund’s market price of $13.00 per share represented a discount of 10.41% to its NAV of $14.51 per share. In each of the first six months of 2012, the Fund provided its investors with a monthly distribution of $0.032 per share. The most recent distribution represents an annualized distribution rate of 2.95% based on the Fund’s last closing market price of $13.00 per share as of June 30, 2012.

In December 2011, the Fund declared its January 2012 distribution. This distribution was payable January 31, 2012 to shareholders of record as of December 30, 2011, and was made to allow the Fund to meet its 2011 distribution requirement.

IV	Western Asset/Claymore Inflation-Linked Securities & Income Fund

Letter to shareholders (cont’d)

The Fund’s investment objective is to provide current income. Capital appreciation, when consistent with current income, is a secondary objective. Under normal market conditions and at the time of purchase, the Fund will invest:

•                  At least 80% of its total managed assetsviii in inflation-linked securities

•                  At least 60% of its total managed assets in TIPS

•                  No more than 40% of its total managed assets in non-U.S. dollar investments, which gives the Fund the flexibility to invest up to 40% of its total managed assets in non-U.S. dollar inflation-linked securities (no more than 20% of its non-U.S. dollar exposure may be unhedged)

Each of the foregoing policies is a non-fundamental policy that may be changed without shareholder approval. The Fund has also adopted the following non-fundamental policy, which, to the extent required by applicable law, may only be changed after notice to shareholders: under normal market conditions, the Fund will invest at least 80% of its total managed assets in inflation-protected securities and non-inflation-protected securities and instruments with the potential to enhance the Fund’s income. The Fund will not invest in bonds that are below investment grade quality at the time of purchase. Up to 20% of the Fund’s portfolio securities may represent corporate debt securities of investment grade quality at the time of their purchase that are not inflation-linked securities. To the extent permitted by the foregoing policies, the Fund may invest in emerging market debt securities. Reverse repurchase agreements and other forms of leverage will not exceed 38% of the Fund’s total managed assets. The Fund currently expects that the average effective durationix of its portfolio will range between zero and fifteen years, although this target duration may change from time to time. The Fund may enter into credit default swap contracts for investment purposes, to manage its credit risk or to add leverage.

Shareholders have the opportunity to reinvest their dividends from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 30 of this report. In general, if shares are trading at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www.guggenheimfunds.com/wia.

Sincerely,

Western Asset Management Company

July 31, 2012

Western Asset/Claymore Inflation-Linked Securities & Income Fund	V

[i]

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ii	The Barclays U.S. Government Inflation-Linked 1-10 Year Index measures the performance of the intermediate U.S. TIPS market.
iii

The Barclays U.S. Government Inflation-Linked All Maturities Index measures the performance of the U.S. TIPS market. The Index includes TIPS with one or more years remaining maturity with total outstanding issue size of $500 million or more.

iv

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and twenty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

[v]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
vii

The Consumer Price Index for All Urban Consumers (“CPI-U”) is a measure of the average change in prices over time of goods and services purchased by households, which covers approximately 87% of the total population and includes, in addition to wage earners and clerical worker households, groups such as professional, managerial and technical workers, the self-employed, short-term workers, the unemployed and retirees and others not in the labor force.

viii	“Total managed assets” equals the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage).
ix

Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities. (For example, some bonds can be prepaid by the issuer.)

VI	Western Asset/Claymore Inflation-Linked Securities & Income Fund

Investment commentary

Economic review

The U.S. economy continued to grow over the six months ended June 30, 2012, albeit at an uneven pace. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 4.1% in the fourth quarter of 2011. Economic growth in the U.S. then decelerated, as the Commerce Department reported that first quarter 2012 GDP growth was 2.0%. The preliminary estimate for GDP growth in the second quarter was 1.5%. Moderating growth was partially due to weaker consumer spending, which rose 1.5% in the second quarter, versus 2.4% during the first three months of the year.

Two factors constraining economic growth were the weak job market and continued troubles in the housing market. While there was some improvement during the reporting period, unemployment remained elevated. When the reporting period began, unemployment, as reported by the U.S. Department of Labor, was 8.5%. Unemployment then generally declined over the next four months and was 8.1% in April 2012, the lowest rate since January 2009. However, the unemployment rate then moved up to 8.2% in May and was unchanged in June. Within the housing market, sales are still a bit soft, though home prices appear to be firming. According to the National Association of Realtors (“NAR”), existing-home sales fluctuated throughout the period. Existing-home sales fell 5.4% on a seasonally adjusted basis in June 2012 versus the previous month. However, the NAR reported that the median existing-home price for all housing types was $189,400 in June 2012, up 7.9% from June 2011. This marked the fourth consecutive month that home prices rose from a year earlier, the first such occurrence since February through May 2006. In addition, the inventory of unsold homes fell 3.2% in June versus the previous month.

The manufacturing sector, a relative pillar of strength since the end of the Great Recession, weakened during the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, in December 2011 it had a reading of 53.9 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Activity in the manufacturing sector fluctuated during the first half of the period and was 54.8 in April, its highest reading since June 2011. The PMI then dipped to 53.5 in May 2012 and fell to 49.7 in June. The latter represented the first contraction in the manufacturing sector since July 2009. In addition, whereas 13 of the 18 industries in the PMI grew in May, only seven expanded in June.

Western Asset/Claymore Inflation-Linked Securities & Income Fund	VII

Market review

Q. Did Treasury yields trend higher or lower during the six months ended June 30, 2012?

A. Both short- and long-term Treasury yields fluctuated during the reporting period. When the period began, two- and ten-year Treasury yields were 0.25% and 1.89%, respectively. With the economy initially gathering some momentum, Treasury yields moved higher during the first half of the period. Two-year Treasury yields rose as high as 0.41% on March 20, 2012 and ten-year Treasuries peaked at 2.39% around the same time. Yields then fell in late March, as well as in April, May and early June, given renewed fears over the European sovereign debt crisis. On June 1, 2012, ten-year Treasuries closed at an all-time low of 1.47%. Yields then moved higher as the month progressed due to some positive developments in Europe and hopes for additional Federal Reserve Board (“Fed”)iii actions to stimulate the economy. When the reporting period ended on June 30, 2012, two-year Treasury yields were 0.33% and ten-year Treasury yields were 1.67%.

Q. How did the Fed respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. Looking back, in September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). In January 2012, the Fed extended the period it expects to keep the federal funds rateiv at a historically low range between zero and 0.25%, saying “economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.” In June, the Fed announced that it would extend Operation Twist until the end of 2012 and that it was “prepared to take further action as appropriate to promote a stronger economic recovery and sustained improvement in labor market conditions in a context of price stability.”

Q. What was the inflationary environment during the reporting period?

A. Inflation was well-contained during the reporting period. For the six months ended June 30, 2012, the seasonally unadjusted rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”)v, was 1.69%. The CPI-U less food and energy was 1.38% over the same time frame. Inflation-protected securities generated solid results during the six months ended June 30, 2012, with the Barclays U.S. TIPS Indexvi returning 4.04%.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors experienced periods of volatility during the period. Risk appetite was often robust over the first half of the period, due to some better-than-expected economic data and signs of progress in the European sovereign debt crisis. However, fears related to the situation in Europe caused a number of spread sectors to weaken in April. While the spread sectors posted positive absolute returns in April, they generally lagged equal-durationvii Treasuries. Several of the riskiest spread sectors then performed poorly in May given a flight to quality

VIII	Western Asset/Claymore Inflation-Linked Securities & Income Fund

Investment commentary (cont’d)

that was triggered by escalating fears of contagion from Europe and some disappointing economic data in the U.S. The spread sectors then rallied in June as investor sentiment improved. For the six months ended June 30, 2012, the Barclays U.S. Aggregate Indexviii returned 2.37%.

Q. How did the emerging market debt asset class perform over the reporting period?

A. After a strong start, the asset class gave back a portion of its gains in May. During much of the first four months of the period, emerging market debt was supported by solid growth in developing countries and overall strong demand. However, a confluence of events, including the European sovereign debt crisis, moderating growth in the U.S. and fears that China’s economy would experience a hard landing, caused the asset class to fall sharply in May 2012. The asset class then moved higher in June as investor risk appetite returned. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)ix returned 7.45% over the six months ended June 30, 2012.

Performance review

For the six months ended June 30, 2012, Western Asset/Claymore Inflation-Linked Securities & Income Fund returned 3.76% based on its net asset value (“NAV”)x and 4.13% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays U.S. Government Inflation-Linked 1-10 Year Indexxi and the Barclays U.S. Government Inflation-Linked All Maturities Indexxii, returned 2.82% and 4.23%, respectively, for the same period. The Barclays World Government Inflation-Linked All Maturities Indexxiii and the Fund’s Custom Benchmarkxiv returned 2.52% and 4.26%, respectively, over the same time frame.

During this six-month period, the Fund made distributions to shareholders totaling $0.16 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of June 30, 2012. Past performance is no guarantee of future results.

Performance Snapshot as of June 30, 2012 (unaudited)

Price Per Share	6-Month Total Return*
$14.51 (NAV)	3.76%†
$13.00 (Market Price)	4.13%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

*            Total returns are based on changes in NAV or market price, respectively.

†              Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡            Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Western Asset Management Company

July 27, 2012

Western Asset/Claymore Inflation-Linked Securities & Income Fund	IX

RISKS: Bonds are subject to a variety of risks, including interest rate, credit and inflation risks. As interest rates rise, bond prices fall, reducing the value of a fixed-income investment’s price. The Fund is subject to the additional risks associated with inflation-protected securities, including liquidity risk, prepayment risk, extension risk and deflation risk. Investments in foreign companies, including emerging markets, involve risks beyond those inherent solely in domestic investments. Leverage may cause a fund to be more volatile than if the fund had not been leveraged, which may increase the risk of investment loss. To the extent that the Fund invests in asset-backed, mortgage-backed or mortgage-related securities, its exposure to prepayment and extension risks may be greater than investments in other fixed-income securities. International investments are subject to currency fluctuations, as well as social, economic and political risks. These risks are magnified in emerging markets.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

The Consumer Price Index for All Urban Consumers (“CPI-U”) is a measure of the average change in prices over time of goods and services purchased by households, which covers approximately 87% of the total population and includes, in addition to wage earners and clerical worker households, groups such as professional, managerial and technical workers, the self-employed, short-term workers, the unemployed and retirees and others not in the labor force.

vi	The Barclays U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation-Linked Index securities.
vii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

viii

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ix

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

[x]

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

xi	The Barclays U.S. Government Inflation-Linked 1-10 Year Index measures the performance of the intermediate U.S. TIPS market.
xii

The Barclays U.S. Government Inflation-Linked All Maturities Index measures the performance of the U.S. TIPS market. The Index includes TIPS with one or more years remaining maturity with total outstanding issue size of $500 million or more.

xiii	The Barclays World Government Inflation-Linked All Maturities Index measures the performance of the major government inflation-linked bond markets.
xiv

The Custom Benchmark is comprised of 90% Barclays U.S. Government Inflation-Linked All Maturities Index and 10% Barclays U.S. Credit Index. The Barclays U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher).

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2012 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of June 30, 2012 and December 31, 2011 and does not include derivatives such as forward foreign currency contracts, futures contracts, written options and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2012 Semi-Annual Report

Spread duration (unaudited)

Economic Exposure — June 30, 2012

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

BUSGI 1-10Yr	— Barclays U.S. Government Inflation-Linked 1-10 Year Index
BUSGIMI	— Barclays U.S. Government Inflation-Linked All Maturities Index
EM	— Emerging Markets
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WIA	— Western Asset/Claymore Inflation-Linked Securities & Income Fund

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2012 Semi-Annual Report	3

Effective duration (unaudited)

Interest Rate Exposure — June 30, 2012

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

BUSGI 1-10Yr	— Barclays U.S. Government Inflation-Linked 1-10 Year
BUSGIMI	— Barclays U.S. Government Inflation-Linked All Maturities Index
EM	— Emerging Markets
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WIA	— Western Asset/Claymore Inflation-Linked Securities & Income Fund

4	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2012 Semi-Annual Report

Schedule of investments (unaudited)

June 30, 2012

Western Asset/Claymore Inflation-Linked Securities & Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Treasury Inflation Protected Securities — 83.6%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	4,894,245	$ 6,445,491
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	49,830,999	63,592,925
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	20,997,010	26,306,965
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	3,653,986	5,070,760
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	3,036,828	4,906,849
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	2,756,822	3,912,964	(a)
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	9,843,654	14,048,744
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	1,965,030	2,061,285
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/14	26,570,434	27,587,577
U.S. Treasury Notes, Inflation Indexed	1.250%	4/15/14	10,740,350	11,088,574
U.S. Treasury Notes, Inflation Indexed	2.000%	7/15/14	5,052,911	5,354,110
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/15	7,084,577	7,528,468
U.S. Treasury Notes, Inflation Indexed	0.500%	4/15/15	21,274,464	22,088,872
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/15	2,761,791	3,003,448
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/16	30,299,658	33,523,724
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/16	8,734,306	9,091,181
U.S. Treasury Notes, Inflation Indexed	2.500%	7/15/16	649,338	743,340
U.S. Treasury Notes, Inflation Indexed	2.375%	1/15/17	15,412,343	17,786,800
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/17	5,064,550	5,346,266
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/18	16,198,008	18,483,449
U.S. Treasury Notes, Inflation Indexed	1.375%	7/15/18	8,737,747	9,975,370
U.S. Treasury Notes, Inflation Indexed	2.125%	1/15/19	3,000,340	3,589,859
U.S. Treasury Notes, Inflation Indexed	1.250%	7/15/20	13,355,287	15,506,744
U.S. Treasury Notes, Inflation Indexed	1.125%	1/15/21	12,073,516	13,893,973
U.S. Treasury Notes, Inflation Indexed	0.625%	7/15/21	16,444,444	18,314,999
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/22	4,309,833	4,560,006
Total U.S. Treasury Inflation Protected Securities (Cost — $314,124,557)				353,812,743
Asset-Backed Securities — 0.2%
Amresco Residential Securities Mortgage Loan Trust, 1997-3 M1A	0.800%	9/25/27	1,757	1,451	(b)
Asset-Backed Funding Certificates, 2004-OPT2 M1	1.070%	8/25/33	36,050	28,784	(b)
Countrywide Asset-Backed Certificates, 2002-4 A1	0.985%	2/25/33	856	838	(b)
EMC Mortgage Loan Trust, 2004-C A1	0.795%	3/25/31	28,970	24,691	(b)(c)
Novastar Home Equity Loan, 2003-2 A1	0.855%	9/25/33	842,081	716,494	(b)
Structured Asset Securities Corp., 2002-AL1 A3	3.450%	2/25/32	239,643	216,671
Total Asset-Backed Securities (Cost — $695,051)				988,929

See Notes to Financial Statements.

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2012 Semi-Annual Report	5

Western Asset/Claymore Inflation-Linked Securities & Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — 1.0%
Banc of America Mortgage Securities, 2003-D	3.102%	5/25/33	57,487	$ 55,785	(b)
Bear Stearns Adjustable Rate Mortgage Trust, 2004-9 24A1	5.253%	11/25/34	160,877	158,608	(b)(c)
Chase Mortgage Finance Corp., 2007-A1 2A3	2.985%	2/25/37	38,673	37,239	(b)
Countrywide Alternative Loan Trust, 2004-J1	6.000%	2/25/34	7,190	7,343
Countrywide Home Loans, 2005-R2 1AF1	0.585%	6/25/35	517,790	440,605	(b)(c)
CS First Boston Mortgage Securities Corp., 2004-AR6 2A1	2.981%	10/25/34	36,554	33,787	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4013 AI, IO	4.000%	2/15/39	6,542,751	1,377,839
Federal Home Loan Mortgage Corp. (FHLMC), 4054 AI, IO	3.000%	4/15/27	2,887,530	397,507
Federal Home Loan Mortgage Corp. (FHLMC), 4057 UI, IO	3.000%	5/15/27	3,900,000	421,687
GSR Mortgage Loan Trust, 2004-11 1A1	2.793%	9/25/34	267,305	212,802	(b)
JPMorgan Mortgage Trust, 2003-A1 1A1	2.364%	10/25/33	65,298	66,380	(b)
JPMorgan Mortgage Trust, 2004-A1 1A1	4.745%	2/25/34	21,900	21,865	(b)
JPMorgan Mortgage Trust, 2006-A2 5A1	2.660%	11/25/33	14,643	14,673	(b)
Merrill Lynch Mortgage Investors Inc., 2003-H A3	2.305%	1/25/29	11,533	11,425	(b)
Merrill Lynch Mortgage Investors Trust, 2004-A1 2A1	2.690%	2/25/34	30,105	29,473	(b)
Morgan Stanley Capital I, 2004-RR2 X, IO	0.724%	10/28/33	704,406	4,790	(b)(c)(d)(e)
Residential Asset Mortgage Products Inc., 2004-SL2 A4	8.500%	10/25/31	16,199	17,181
Residential Asset Mortgage Products Inc., 2004-SL4 A5	7.500%	7/25/32	123,950	117,379
Sequoia Mortgage Trust, 2003-8 A1	0.884%	1/20/34	32,291	28,099	(b)
Structured Adjustable Rate Mortgage Loan Trust, 2005-3XS A3	0.985%	1/25/35	160,255	158,739	(b)
WaMu Mortgage Pass-Through Certificates, 2003-AR8 A	2.477%	8/25/33	27,625	27,658	(b)
WaMu Mortgage Pass-Through Certificates, 2007-HY1 1A1	2.552%	2/25/37	290,264	187,017	(b)
Washington Mutual Inc. MSC Pass-Through Certificates, 2004-RA1 2A	7.000%	3/25/34	38,380	40,612
Washington Mutual Inc. Pass-Through Certificates, 2003-AR10 A7	2.441%	10/25/33	97,983	97,768	(b)
Total Collateralized Mortgage Obligations (Cost — $3,400,705)				3,966,261

See Notes to Financial Statements.

6	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2012

Western Asset/Claymore Inflation-Linked Securities & Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 7.2%
Consumer Staples — 0.6%
Beverages — 0.2%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	3.625%	4/15/15	680,000	$ 728,115
Food Products — 0.4%
Kraft Foods Inc., Senior Notes	4.125%	2/9/16	1,650,000	1,796,696
Total Consumer Staples				2,524,811
Energy — 0.6%
Oil, Gas & Consumable Fuels — 0.6%
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	2,050,000	2,209,431
Sinopec Group Overseas Development 2012 Ltd., Senior Notes	2.750%	5/17/17	290,000	294,912	(c)
Total Energy				2,504,343
Financials — 4.0%
Capital Markets — 0.3%
Goldman Sachs Group Inc., Senior Notes	6.250%	9/1/17	1,000,000	1,087,269
Kaupthing Bank HF, Subordinated Notes	7.125%	5/19/16	2,060,000	0	(c)(d)(e)(f)(g)
Total Capital Markets				1,087,269
Commercial Banks — 1.2%
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	1,240,000	0	(c)(d)(e)(f)(g)
HSBC USA Inc., Senior Notes	2.375%	2/13/15	800,000	809,118
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	830,000	1,044,140	(b)(c)(h)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	8/13/12	3,527,000	3,368,285	(b)(h)
Total Commercial Banks				5,221,543
Consumer Finance — 0.3%
American Express Credit Corp., Senior Notes	2.750%	9/15/15	1,030,000	1,074,794
Diversified Financial Services — 2.0%
Bank of America Corp., Senior Notes	4.500%	4/1/15	940,000	968,917
Bank of America Corp., Senior Notes	6.500%	8/1/16	970,000	1,065,190
Citigroup Inc., Senior Notes	6.010%	1/15/15	1,890,000	2,030,660	(c)
General Electric Capital Corp., Junior Subordinated Bonds	7.125%	6/15/22	4,200,000	4,437,132	(b)(h)
Total Diversified Financial Services				8,501,899
Insurance — 0.2%
American International Group Inc., Senior Notes	5.050%	10/1/15	1,000,000	1,061,381
Total Financials				16,946,886

See Notes to Financial Statements.

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2012 Semi-Annual Report	7

Western Asset/Claymore Inflation-Linked Securities & Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Health Care — 0.3%
Health Care Providers & Services — 0.3%
HCA Inc., Senior Notes	5.750%	3/15/14	1,000,000		$ 1,046,250
Materials — 0.7%
Metals & Mining — 0.5%
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	2,010,000		2,046,829
Paper & Forest Products — 0.2%
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	1,060,000		1,083,619	(c)
Total Materials					3,130,448
Telecommunication Services — 0.5%
Diversified Telecommunication Services — 0.5%
CenturyLink Inc., Senior Notes	5.800%	3/15/22	2,130,000		2,120,426
Utilities — 0.5%
Independent Power Producers & Energy Traders — 0.5%
Exelon Generation Co., LLC, Senior Notes	4.250%	6/15/22	2,120,000		2,126,801	(c)
Total Corporate Bonds & Notes (Cost — $33,084,122)					30,399,965
Non-U.S. Treasury Inflation Protected Securities — 6.3%
Canada — 5.3%
Government of Canada, Bonds	4.250%	12/1/21	3,544,435	CAD	4,931,886
Government of Canada, Bonds	4.250%	12/1/26	3,617,120	CAD	5,709,798
Government of Canada, Bonds	4.000%	12/1/31	1,925,352	CAD	3,249,800
Government of Canada, Bonds	2.000%	12/1/41	6,042,245	CAD	8,481,280
Total Canada					22,372,764
United Kingdom — 1.0%
United Kingdom Treasury Gilt, Bonds	1.250%	11/22/55	1,829,045	GBP	4,251,294
Total Non-U.S. Treasury Inflation Protected Securities (Cost — $26,655,604)					26,624,058
Sovereign Bonds — 0.5%
Brazil — 0.2%
Federative Republic of Brazil, Senior Notes	4.875%	1/22/21	920,000		1,063,980
Mexico — 0.3%
United Mexican States, Medium-Term Notes	6.050%	1/11/40	840,000		1,083,600
Total Sovereign Bonds (Cost — $2,110,740)					2,147,580
Total Investments before Short-Term Investments (Cost — $380,070,779)					417,939,536

See Notes to Financial Statements.

8	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2012

Western Asset/Claymore Inflation-Linked Securities & Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Short-Term Investments — 1.4%
Repurchase Agreements — 1.4%
Credit Suisse First Boston Inc. repurchase agreement dated 6/29/12; Proceeds at maturity — $5,931,049; (Fully collateralized by U.S. government obligations, 3.750% due 8/15/41; Market value — $6,080,518) (Cost — $5,931,000)	0.100%	7/2/12	5,931,000	$ 5,931,000
Total Investments — 100.2% (Cost — $386,001,779#)				423,870,536
Liabilities in Excess of Other Assets — (0.2)%				(799,717)
Total Net Assets — 100.0%				$423,070,819

†                  Face amount denominated in U.S. dollars, unless otherwise noted.

(a)              All or a portion of this security is held at the broker as collateral for open futures contracts.

(b)             Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)              Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)             Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(e)              Illiquid security.

(f)                The coupon payment on these securities is currently in default as of June 30, 2012.

(g)             Value is less than $1.

(h)             Security has no maturity date. The date shown represents the next call date.

#                 Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

CAD	— Canadian Dollar
GBP	— British Pound
IO	— Interest Only

Schedule of Written Options

Security	Expiration Date	Strike Price	Contracts	Value
U.S. Treasury 5-Year Notes, Call	7/27/12	$124.00	404	$101,000
U.S. Treasury 30-Year Notes, Put	7/27/12	144.00	100	40,625
U.S. Treasury 30-Year Notes, Put	7/27/12	146.00	100	76,563
Total Written Options (Premiums received — $361,834)				$218,188

See Notes to Financial Statements.

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2012 Semi-Annual Report	9

Statement of assets and liabilities (unaudited)

June 30, 2012

Assets:
Investments, at value (Cost — $386,001,779)	$423,870,536
Foreign currency, at value (Cost — $84,422)	85,295
Cash	737
Interest receivable	2,628,682
Deposits with brokers for open futures contracts	767,612
Unrealized appreciation on forward foreign currency contracts	615,133
Receivable from broker — variation margin on open futures contracts	176,237
Receivable for securities sold	52,319
Receivable for open swap contracts	2,361
Foreign currency collateral for open future contracts, at value (Cost — $317)	317
Prepaid expenses	20,905
Total Assets	428,220,134

Liabilities:
Payable for securities purchased	4,427,125
Written options, at value (premiums received — $361,834)	218,188
Investment advisory fee payable	139,491
Swaps, at value (net premiums received — $118,409)	106,301
Servicing agent fees payable	52,310
Unrealized depreciation on forward foreign currency contracts	51,092
Administration fee payable	18,443
Trustees’ fees payable	585
Accrued expenses	135,780
Total Liabilities	5,149,315
Total Net Assets	$423,070,819

Net Assets:
Common shares, no par value, unlimited number of shares authorized, 29,152,821 shares issued and outstanding (Note 5)	$402,876,426
Undistributed net investment income	1,051,517
Accumulated net realized loss on investments, futures contracts, written options and foreign currency transactions	(19,508,060)
Net unrealized appreciation on investments, futures contracts, written options, swap contracts and foreign currencies	38,650,936
Total Net Assets	$423,070,819

Shares Outstanding	29,152,821

Net Asset Value	$14.51

See Notes to Financial Statements.

10	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2012 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended June 30, 2012

Investment Income:
Interest	$ 7,171,760

Expenses:
Investment management fee (Note 2)	832,411
Servicing agent fees (Note 2)	312,154
Administration fees (Note 2)	111,885
Legal fees	59,608
Trustees’ fees	50,189
Transfer agent fees	31,081
Fund accounting fees	23,962
Shareholder reports	22,668
Audit and tax	19,110
Stock exchange listing fees	12,151
Excise tax (Note 1)	9,215
Custody fees	4,826
Insurance	4,605
Miscellaneous expenses	3,118
Total Expenses	1,496,983
Net Investment Income	5,674,777

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	10,370,064
Futures contracts	423,180
Written options	881,523
Foreign currency transactions	(259,021)
Net Realized Gain	11,415,746
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(2,003,211)
Futures contracts	61,070
Written options	143,646
Swap contracts	12,108
Foreign currencies	256,902
Change in Net Unrealized Appreciation (Depreciation)	(1,529,485)
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	9,886,261
Increase in Net Assets from Operations	$15,561,038

See Notes to Financial Statements.

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2012 Semi-Annual Report	11

Statements of changes in net assets

For the Six Months Ended June 30, 2012 (unaudited) and the Year Ended December 31, 2011	2012	2011

Operations:
Net investment income	$ 5,674,777	$ 15,158,605
Net realized gain	11,415,746	10,668,683
Change in net unrealized appreciation (depreciation)	(1,529,485)	17,810,679
Increase in Net Assets From Operations	15,561,038	43,637,967

Distributions to Shareholders From (Note 1):
Net investment income	(4,664,451)	(14,707,598)
Decrease in Net Assets From Distributions to Shareholders	(4,664,451)	(14,707,598)
Increase in Net Assets	10,896,587	28,930,369

Net Assets:
Beginning of period	412,174,232	383,243,863
End of period*	$423,070,819	$412,174,232
* Includes undistributed net investment income of:	$1,051,517	$41,191

See Notes to Financial Statements.

12	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2012 Semi-Annual Report

Financial highlights

For a share of common stock outstanding throughout each year ended December 31, unless otherwise noted:

	2012[1]	2011	2010	2009	2008	2007

Net asset value, beginning of period	$14.14	$13.15	$12.85	$11.48	$13.38	$12.83

Income (loss) from operations:
Net investment income[2]	0.19	0.52	0.33	0.35	0.82	0.70
Net realized and unrealized gain (loss)	0.34	0.97	0.42	1.49	(1.87)	0.54
Total income (loss) from operations	0.53	1.49	0.75	1.84	(1.05)	1.24

Less distributions from:
Net investment income	(0.16)	(0.50)	(0.36)	(0.37)	(0.85)	(0.69)
Return of capital	—	—	(0.09)	(0.10)	—	—
Total distributions	(0.16)	(0.50)	(0.45)	(0.47)	(0.85)	(0.69)

Net asset value, end of period	$14.51	$14.14	$13.15	$12.85	$11.48	$13.38

Market price, end of period	$13.00	$12.64	$12.82	$12.30	$10.80	$11.73
Total return, based on NAV[3,4]	3.76%	11.53%	5.91%	16.39%	(8.24)%	9.95%
Total return, based on Market Price[5]	4.13%	2.54%	7.99%	18.51%	(0.91)%	8.95%

Net assets, end of period (000s)	$423,071	$412,174	$383,244	$374,527	$334,567	$389,980

Ratios to average net assets[6]:
Gross expenses	0.72%[7]	0.68%	0.76%	0.97%	1.21%	0.91%
Net expenses[8]	0.72 [7]	0.68	0.76	0.97	1.21	0.91
Net investment income	2.73 [7]	3.79	2.52	2.91	6.29	5.45

Portfolio turnover rate	34%	58%	43%	43%	52%	72%

1         For the six months ended June 30, 2012 (unaudited).

2         Per share amounts have been calculated using the average shares method.

3         Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

4         The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

5         The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

6         Gross expenses reflects operating expenses prior to any compensating balance arrangements, fee waivers and/or expense reimbursements. Net expenses reflects expenses less any compensating balance arrangements, fee waivers and/or expense reimbursements.

7         Annualized.

8         The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2012 Semi-Annual Report	13

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset/Claymore Inflation-Linked Securities & Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified, closed-end management investment company. The Fund commenced operations on September 26, 2003.

The Fund’s primary investment objective is to provide current income for its shareholders. Capital appreciation, when consistent with current income, is a secondary investment objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

14	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•        Level 1 — quoted prices in active markets for identical investments

•        Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2012 Semi-Annual Report	15

•        Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
U.S. treasury inflation protected securities	—	$353,812,743	—		$353,812,743
Asset-backed securities	—	988,929	—		988,929
Collateralized mortgage obligations	—	3,966,261	—		3,966,261
Corporate bonds & notes	—	30,399,965	$ 0	*	30,399,965
Non-U.S. treasury inflation protected securities	—	26,624,058	—		26,624,058
Sovereign bonds	—	2,147,580	—		2,147,580
Total long-term investments	—	$417,939,536	$ 0	*	$417,939,536
Short-term investments†	—	5,931,000	—		5,931,000
Total investments	—	$423,870,536	$ 0	*	$423,870,536
Other financial instruments:
Futures contracts	$61,070	—	—		$ 61,070
Forward foreign currency contracts	—	$ 615,133	—		615,133
Total other financial instruments	$61,070	$ 615,133	—		$ 676,203
Total	$61,070	$424,485,669	$ 0	*	$424,546,739

LIABILITIES

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	$218,188	—	—	$218,188
Forward foreign currency contracts	—	$ 51,092	—	51,092
Credit default swaps on credit indices — sell protection‡	—	106,301	—	106,301
Total	$218,188	$157,393	—	$375,581

†  See Schedule of Investments for additional detailed categorizations.

*  Value is less than $1.

‡  Values include any premiums paid or received with respect to swap contracts.

16	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments In Securities	Corporate Bonds & Notes
Balance as of December 31, 2011	$ 0*
Accrued premiums/discounts	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Purchases	—
Sales	—
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of June 30, 2012	$ 0*
Net change in unrealized appreciation (depreciation) for investments in securities still held at June 30, 2012	—

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*  Value is less than $1.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2012 Semi-Annual Report	17

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin’’ and subsequent payments (“variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign

18	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of June 30, 2012, the total notional value of all credit default swaps to sell protection is $17,100,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2012 Semi-Annual Report	19

For average notional amounts of swaps held during the six months ended June 30, 2012, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

20	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(g) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2012 Semi-Annual Report	21

U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Stripped securities. The Fund may invest in “Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(j) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may

22	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(k) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of June 30, 2012, the Fund held written options, forward foreign currency contracts and credit default swaps with credit related contingent features which had a liability position of $375,581. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis.

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2012 Semi-Annual Report	23

Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(n) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(p) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid $9,215 of Federal excise taxes attributable to calendar year 2011 in March 2012. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the minimum distribution requirement for capital gains that must be met in order to avoid the imposition of excise tax has been raised from 98% to 98.2% for calendar years beginning after December 22, 2010.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of June 30, 2012 no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(q) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

24	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

2. Investment management agreement and other transactions with affiliates

The Fund has entered into an Investment Management Agreement with Western Asset Management Company (Investment Adviser), which provides for payment of a monthly fee computed at the annual rate of 0.40% of the Fund’s average weekly assets. “Average weekly assets” means the average weekly value of the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage). For purposes of calculating “average weekly assets,” liabilities associated with any instrument or transactions used by the Investment Adviser to leverage the Fund’s portfolio (whether or not such instruments or transactions are “covered” as described in the prospectus) is considered a liability.

Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”), Western Asset Management Company Limited (“Western Asset London”) and Western Asset Management Company Ltd (“Western Asset Japan”) are the Fund’s investment advisers. Western Asset London, Western Asset Singapore and Western Asset Japan provide certain advisory services to the Fund relating to currency transactions and investment in non-U.S. denominated securities. Western Asset London, Western Asset Singapore and Western Asset Japan do not receive any compensation from the Fund.

Guggenheim Funds Distributors, Inc. (“Servicing Agent”) acts as servicing agent for the Fund. For its services, the Servicing Agent receives an annual fee from the Fund, payable monthly in arrears, which is based on the Fund’s average weekly assets in a maximum amount equal to 0.15% of the Fund’s average weekly assets.

Under an administrative agreement with the Fund, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) (Administrator), an affiliate of the Investment Adviser, provides certain administrative and accounting functions for the Fund. The Fund pays the Administrator a monthly fee at an annual rate of 0.04% of the Fund’s average weekly assets, subject to an annual minimum fee of $225,000.

3. Investments

During the six months ended June 30, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$45,530,028	$ 95,246,735
Sales	17,101,182	121,350,386

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2012 Semi-Annual Report	25

At June 30, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$ 41,456,375
Gross unrealized depreciation	(3,587,618)
Net unrealized appreciation	$ 37,868,757

During the six months ended June 30, 2012, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of December 31, 2011	—	—
Options written	2,074	$1,583,072
Options closed	(1,470)	(1,221,238)
Options exercised	—	—
Options expired	—	—
Written options, outstanding as of June 30, 2012	604	$361,834

At June 30, 2012, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
Contracts to Sell:
U.S. Treasury 30-Year Bonds	94	9/12	$13,970,132	$13,909,062	$61,070

At June 30, 2012, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Euro	Credit Suisse First Boston Inc.	500,000	$633,034	8/16/12	$148
Contracts to Sell:
British Pound	Credit Suisse First Boston Inc.	2,850,000	4,462,949	8/16/12	(51,092)
Canadian Dollar	Credit Suisse First Boston Inc.	3,300,000	3,237,745	8/16/12	47,789
Canadian Dollar	Credit Suisse First Boston Inc.	4,630,000	4,542,654	8/16/12	91,744
Canadian Dollar	Credit Suisse First Boston Inc.	14,011,232	13,746,907	8/16/12	449,518
Euro	Credit Suisse First Boston Inc.	500,000	633,034	8/16/12	25,934
					563,893
Net unrealized gain on open forward foreign currency contracts					$564,041

26	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont'd)

At June 30, 2012, the Fund had the following open swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION 1

Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund‡	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Barclays Capital Inc. (Markit CDX.NA.IG.18 Index)	$ 8,600,000	6/20/17	1.000% Quarterly	$ (51,621)	$ (63,729)	$12,108
Barclays Capital Inc. (Markit CDX.NA.IG.18 Index)	8,500,000	6/20/17	1.000% Quarterly	(54,680)	(54,680)	—
Total	$17,100,000			$(106,301)	$(118,409)	$12,108

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡	Percentage shown is an annual percentage rate.

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2012.

ASSET DERIVATIVES1

	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[2]	$61,070	—	$ 61,070
Forward foreign currency contracts	—	$615,133	615,133
Total	$61,070	$615,133	$676,203

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2012 Semi-Annual Report	27

LIABILITY DERIVATIVES1

	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Written options	$218,188	—	—	$218,188
Swap contracts[3]	—	—	$106,301	106,301
Forward foreign currency contracts	—	$51,092	—	51,092
Total	$218,188	$51,092	$106,301	$375,581

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

[3]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2012. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED

	Interest Rate Risk	Foreign Exchange Risk	Total
Purchased options	$ (180,566)	—	$(180,566)
Written options	881,523	—	881,523
Futures contracts	423,180	—	423,180
Forward foreign currency contracts	—	$(334,451)	(334,451)
Total	$1,124,137	$(334,451)	$ 789,686

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED

	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Written options	$143,646	—	—	$143,646
Futures contracts	61,070	—	—	61,070
Swap contracts	—	—	$12,108	12,108
Forward foreign currency contracts	—	$246,259	—	246,259
Total	$204,716	$246,259	$12,108	$463,083

28	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont'd)

During the six months ended June 30, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$ 5,508
Written options	70,298
Futures contracts (to buy)†	1,960,202
Futures contracts (to sell)	2,017,303
Forward foreign currency contracts (to buy)	10,575,070
Forward foreign currency contracts (to sell)	27,776,588

Average Notional Balance
Credit default swap contracts (to sell protection)	$2,442,857

†  At June 30, 2012, there were no open positions held in this derivative.

5. Common shares

Of the 29,152,821 shares of common stock outstanding at June 30, 2012, the Investment Adviser owned 6,981 shares.

6. Trustee compensation

Each Independent Trustee receives a fee of $20,000 for serving as a Trustee of the Fund and a fee of $1,500 and related expenses for each meeting of the Board of Trustees attended. The Chairman of the Board receives an additional $5,000 for serving in that capacity. The Audit Committee Chairman and the Governance and Nominating Committee Chairman each receive an additional $3,000 for serving in their respective capacities. Members of the Audit Committee and the Governance and Nominating Committee receive $500 for each committee meeting attended.

7. Distributions subsequent to June 30, 2012

On July 2, 2012, the Fund’s Board of Trustees declared a distribution in the amount of $0.032 per share, payable on July 31, 2012 to shareholders of record on July 13, 2012.

On August 1, 2012, the Fund’s Board of Trustees declared a distribution in the amount of $0.032 per share, payable on August 31, 2012 to shareholders of record on August 15, 2012.

8. Capital loss carryforward

As of December 31, 2011, the Fund had a net capital loss carryforward of approximately $28,502,877, of which $14,041,179 expires in 2014, $4,099,686 expires in 2015, $4,931,505 expires in 2017 and $5,430,507 expires in 2018. These amounts will be available to offset any future taxable capital gains.

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2012 Semi-Annual Report	29

9. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

10. Shareholder meeting results

The Fund’s annual meeting of shareholders was held on May 30, 2012. Of the 29,152,821 common shares outstanding, the following shares were voted at the meeting:

Election of Trustee:	For	Withheld
R. Jay Gerkin	22,281,563	297,267
Ronald E. Toupin, Jr.	22,283,854	294,276

30	Western Asset/Claymore Inflation-Linked Securities & Income Fund

Dividend reinvestment plan (unaudited)

The Fund and American Stock Transfer & Trust Company LLC (“Agent”), as the Transfer Agent and Registrar of WIA, offer a convenient way to add shares of WIA to your account. WIA offers to all common shareholders a Dividend Reinvestment Plan (“Plan”). Under the Plan, cash distributions (e.g., dividends and capital gains) on the common shares are automatically invested in shares of WIA unless the shareholder elects otherwise by contacting the Agent at the address set forth below.

As a participant in the Dividend Reinvestment Plan, you will automatically receive your dividend or net capital gains distribution in newly issued shares of WIA, if the market price of the shares on the date of the distribution is at or above the net asset value (NAV) of the shares, minus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market. The number of shares to be issued to you will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the NAV per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the NAV, less estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market, the Agent will, as agent for the participants, buy shares of WIA through a broker on the open market. All common shares acquired on your behalf through the Plan will be automatically credited to an account maintained on the books of the Agent.

Additional information regarding the plan

WIA will pay all costs applicable to the Plan, except for brokerage commissions for open market purchases by the Agent under the Plan, which will be charged to participants. All shares acquired through the Plan receive voting rights and are eligible for any stock split, stock dividend, or other rights accruing to shareholders that the Board of Trustees may declare.

You may terminate participation in the Plan at any time by giving notice to the Agent. Such termination will be effective prior to the record date next succeeding the receipt of such instructions or by a later date of termination specified in such instructions. Upon termination, a participant will receive a certificate for the full shares credited to his or her account or may request the sale of all or part of such shares. Fractional shares credited to a terminating account will be paid for in cash at the current market price at the time of termination.

Dividends and other distributions invested in additional shares under the Plan are subject to income tax just as if they had been received in cash. After year end, dividends paid on the accumulated shares will be included in the Form 1099-DIV information return to the Internal Revenue Service and only one Form 1099-DIV will be sent to participants each year.

Western Asset/Claymore Inflation-Linked Securities & Income Fund	31

Dividend reinvestment plan (unaudited) (cont’d)

Inquiries regarding the Plan, as well as notices of termination, should be directed to American Stock Transfer & Trust Company LLC, 59 Maiden Lane, New York, NY 10038. Investor Relations telephone number 1-888-888-0151.

Schedule of portfolio holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of the Fund’s Form N-Q by calling 1-800-345-7999, by visiting the Fund’s website (http://www.guggenheimfunds.com/wia), or by writing to the Fund, or you may obtain a copy of this report (and other information relating to the Fund) from the SEC’s website (http://www.sec.gov). Additionally, the Fund’s Form N-Q can be viewed or copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room can be obtained by calling 1-800-SEC-0330.

Western Asset/Claymore

Inflation-Linked Securities & Income Fund

Trustees	Investment advisers	Custodian
R. Jay Gerken	Western Asset Management Company	State Street Bank and Trust Company
Michael Larson	Western Asset Management Company Limited	1 Lincoln Street
Ronald A. Nyberg	Western Asset Management Company Pte. Ltd.	Boston, MA 02111
Ronald E. Toupin, Jr.	Western Asset Management Company Ltd
Legal counsel
Officers	Servicing agent	Ropes & Gray LLP
R. Jay Gerken	Guggenheim Funds Distributors, Inc.	1211 Avenue of the Americas
President	2455 Corporate West Drive	New York, NY 10036
Charles A. Ruys de Perez	Lisle, IL 60532
Vice President		Independent registered public accounting firm
Todd F. Kuehl		PricewaterhouseCoopers LLP
Chief Compliance Officer		100 East Pratt Street
Richard F. Sennett		Baltimore, MD 21202
Principal Financial and Accounting Officer
Erin K. Morris		Transfer agent
Treasurer		American Stock Transfer & Trust Company LLC
Mark E. Mathiasen		59 Maiden Lane
Secretary		New York, NY 10038

Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•                  Personal information included on applications or other forms;

•                  Account balances, transactions, and mutual fund holdings and positions;

•                  Online account access user IDs, passwords, security challenge question responses; and

•                  Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•                  Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•                  Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•                  The Funds’ representatives such as legal counsel, accountants and auditors; and

•                  Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

NOT PART OF THE SEMI-ANNUAL REPORT

Privacy and Security Notice (cont’d)

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Funds’ website at www.guggenheimfunds.com, or contact the Fund at 1-800-345-7999.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset/Claymore Inflation-Linked Securities & Income Fund

Western Asset/Claymore Inflation-Linked Securities & Income Fund
385 East Colorado Boulevard
Pasadena, CA 91101

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-345-7999.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-345-7999, (2) on the Fund’s website at www.guggenheimfunds.com/wia and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset/Claymore Inflation-Linked Securities & Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

WASX013850-S-(8-12)

ITEM 2.                  CODE OF ETHICS.

Not applicable.

ITEM 3.                  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.                  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                  DISCLOSURE OF PROXY VOITNG POLIIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.                  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.                SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

ITEM 12.                EXHIBITS.

(a) (1)      Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset/Claymore Inflation-Linked Securities & Income Fund

By:	/s/ R. Jay Gerken
R. Jay Gerken
President
Western Asset/Claymore Inflation-Linked Securities & Income Fund

Date:	August 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
President
Western Asset/Claymore Inflation-Linked Securities & Income Fund

Date:	August 23, 2012

By:	/s/Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
Western Asset/Claymore Inflation-Linked Securities & Income Fund

Date:	August 23, 2012